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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Form 11-K of the Lodgian, Inc. 401(k) Plan (the "Plan") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and after reasonable inquiry:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.





                                                LODGIAN, INC.

         June 30, 2003                 By: /s/  W. THOMAS PARRINGTON
                                           -------------------------
                                                W. THOMAS PARRINGTON
                                           Interim President and Chief Executive
                                                     Officer


         June 30, 2003                 By: /s/  RICHARD CARTOON
                                           --------------------
                                           RICHARD CARTOON
                                           Executive Vice President and Chief
                                                   Financial Officer